SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549





                                 FORM 8-K

                              CURRENT REPORT




                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934





                     Date of Report:  October 22, 1997



                              THE KROGER CO.
          (Exact name of registrant as specified in its charter)


An Ohio Corporation              No. 1-303             31-0345740
(State or other jurisdiction   (Commission File     (IRS Employer
of incorporation)                 Number)                Number)

1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000


Item 5.   Other Events

          On October 22, 1997, the Company released its earnings for the Third Quarter 1997 in the form attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

               99.1 Other Exhibits--Earnings Release for Third
                    Quarter 1997

                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   THE KROGER CO.


October 22, 1997                   By: (Paul W. Heldman)
                                       Paul W. Heldman
                                       Vice President, Secretary
                                         and General Counsel

                               EXHIBIT INDEX


Exhibit

99.1      Other Exhibits--Earnings Release for Third Quarter
          1997